UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative perpetual preferred stock)	FGBIP	The Nasdaq Stock Market LLC

Item 4.01 Changes in Registrant's Certifying Accountant

(a)Dismissal of Independent Registered Public Accounting Firm

On June 13, 2025, the Audit Committee of the Board of Directors (the “Audit Committee”) of First Guaranty Bancshares, Inc. (“First Guaranty”) was informed by Griffith, Delaney, Hillman & Lett, CPAs, PSC (“GDHL”) of GDHL’s resignation as First Guaranty’s independent registered public accounting firm. The Audit Committee accepted GDHL’s resignation on June 13, 2025.

The reports of GDHL on First Guaranty’s financial statements for the years ended December 31, 2024 and 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through June 13, 2025, there have been no “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with GDHL on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of GDHL would have caused GDHL to make reference thereto in its reports on the consolidated financial statements for such years. During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through June 13, 2025, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

First Guaranty has provided GDHL with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that GDHL furnish First Guaranty with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not GDHL agrees with the statements related to them made by First Guaranty in this report. A copy of GDHL’s letter to the SEC dated June 18, 2025, is attached as Exhibit 16.1 to this report.

(b) Newly Engaged Independent Registered Public Accounting Firm

On June 13, 2025, the Audit Committee engaged EisnerAmper, LLP as First Guaranty’s new independent registered public accounting firm for the year ending December 31, 2025, effective June 13,2025.

During the years ended December 31, 2024 and 2023, and the subsequent interim periods through March 31, 2025, neither First Guaranty nor anyone on its behalf consulted with EisnerAmper, LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on First Guaranty’s consolidated financial statements, and no written report or oral advice was provided to First Guaranty that EisnerAmper, LLP concluded was an important factor considered by First Guaranty in reaching a decision as to any accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit No.	Description
16.1	Letter from Griffith, Delaney, Hillman & Lett, CPAs PSC, dated June 18, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: June 18, 2025
	By:	/s/Eric J. Dosch
Eric J. Dosch
Chief Financial Officer